EXHIBIT 10.5

AMENDMENT NO. 5 TO EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 5 TO EMPLOYMENT AGREEMENT (this “Agreement”) is made and entered into as of September 1, 2022 to Employment Agreement dated March 1, 2016, as amended by Amendment No. 1 dated as of March 1, 2018 and Amendment No. 2 dated as of March 1, 2019, Amendment No. 3 dated as of March 1, 2020 and Amendment No. 4 dated as of March 1, 2022, by and between VOXX ACCESSORIES CORPORATION, a Delaware corporation (“Employer”), and IAN GEISE, an individual (the “Executive”). Employer and Executive are together referred to herein as the “Parties” and individually as a “Party”.

Recitals

WHEREAS, due the present global economic conditions (the “Recession”), the Employer has instituted a multitude of cost savings actions, including, without limitation, employee furloughs and salary reductions; and

WHEREAS, the Executive fully understands and appreciates the magnitude of the Recession and its detrimental effect on the Employer’s business; and

WHEREAS, notwithstanding the existence of the Employment Agreement, the Executive is willing to voluntarily participate in the salary reduction program.

NOW, THEREFORE, IT IS AGREED BY THE PARTIES AS FOLLOWS:

1.
Effective as of September 1, 2022, Section 3(a) of the Employment Agreement is hereby amended to reduce the Executive’s Base Salary from $337,000 (hereinafter, the “Original Base Salary”) to $269,600 (hereinafter, the “Reduced Base Salary”). All capitalized terms contained herein are defined in the Employment Agreement.
2.
The Reduced Base Salary shall remain in place until such time as the Chief Executive Officer of Voxx International Corporation, the parent company of the Employer, determines that it is financially prudent and in the best interest of the Employer to restore the Executive’s Reduced Base Salary to the Original Base Salary.

3.
Except as modified herein, the Parties ratify and confirm the Employment Agreement as written.

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment as of the date first written above.

EMPLOYER:

VOXX ACCESSORIES CORPORATION

By: /s/ Loriann Shelton

Printed: Loriann Shelton

Title: Vice President

EXECUTIVE:

/s/ Ian Geise

Ian Geise